UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 9, 2026

SENTINEL HOLDINGS LTD

(Exact name of registrant as specified in its charter)

Nevada	333-193220	95-4363944
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

44262 North Division Street, Lancaster, CA 93535

(Address of principal executive offices and zip code)

408-750-0038

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

NONE

SECURITIES  MARKET WHERE STOCK TRADES

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001 per share	SNTL	OTCMKTS

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

Dismissal of Independent Registered Public Accounting Firm

On June 9, 2026, the Board of Directors of the Company approved the dismissal of Bush & Associates CPA LLC (“Accountant”), as the Company's independent registered public accounting firm following the completion of its audit of the Company's consolidated financial statements as of and for the year ended December 31, 2025 and the issuance of the Accountant's reports thereon. The Accountant was dismissed on June 10, 2026 (IS THAT THE DATE BUSH WILL BE INFORMED?).

The audit reports of the Accountant on the consolidated financial statements of the Company as of and for each of the fiscal years ended December 31, 2025 and 2024, contained a ‘going concern’ qualification, but did not otherwise contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Company’s consolidated financial statements for each of the fiscal years ended December 31, 2025 and 2024, there were no: (1) 'disagreements' (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and related instructions) with the Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the Accountant's satisfaction, would have caused the Accountant to make reference to the subject matter of the disagreement in connection with the Accountant's opinion to the subject matter of the disagreement; or (2) 'reportable events' (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided the Accountant with a copy of the foregoing disclosures on June 10, 2026 and requested that the Accountant furnish a letter addressed to the Securities and Exchange Commission stating whether it agreed with the statements made herein. A copy of such letter from the Accountant is attached as Exhibit 16.1 and is incorporated herein by reference.

Engagement of New Independent Registered Public Accounting Firm

On June 9, 2026, the Board of Directors appointed DiPiazza LaRocca Heeter & Co., LLC, 510 Office Park Drive, Suite 100, Birmingham, AL 35223, (“DLHC”) as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026, effective beginning with the review of the Company's condensed consolidated financial statements for the quarter ending March 31, 2026.

During the Company's fiscal years ended December 31, 2025 and 2024, and the subsequent interim period through June 9, 2026, neither the Company nor anyone acting on its behalf consulted DLHC with respect to either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written report was provided to the Company or oral advice was provided that DLHC concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a 'disagreement' (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a 'reportable event' (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits. The following exhibits are being furnished as part of this report.

Exhibit Number	Description
16.1	Letter from Bush & Associates CPA LLC to the Securities and Exchange Commission, dated June ___, 2026.
104	Cover page interactive data file (embedded within the Inline XBRL document) (I DEFER TO DON DAVIS AND COLONIAL WITH RESPECT TO THIS LAST ITEM.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Kyle Madej

Chief Executive Officer

Date:	June 10, 2026